UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 27, 2006

FIRST HORIZON NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

TENNESSEE	001-15185	62-0803242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code -	(901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)     Amendment to Bylaws

          (1)     On February 27, 2006, the registrant’s Board of Directors amended ARTICLE THREE, Section 3.2 of the registrant’s Bylaws. The Bylaws are amended immediately, but the effect of the amendment is delayed as described in paragraph (2). The amended and restated Bylaws are filed herewith as Exhibit 3.2.

          (2)     The amendment increased the size of the registrant’s Board of Directors from eleven to twelve persons. The increase takes effect from and after April 18, 2006.

ITEM 9.01.    Financial Statements and Exhibits

(d)     Exhibits

Exhibit #	Description

3.2	Bylaws of the registrant, as amended and restated February 27, 2006

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION

Date: February 28, 2006	By:	/s/ Marlin L. Mosby III

Name: Marlin L. Mosby III
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit #	Description

3.2	Bylaws of the Corporation, as amended and restated February 27, 2006